UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 27, 2021

STONEMOR INC.

(Exact name of registrant as specified in its charter)

Delaware	001-39172	80-0103152
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

3331 Street Road, Suite 200 Bensalem, Pennsylvania		19020
(Address of principal executive offices)		(Zip Code)

(215) 826-2800

Registrant’s telephone number, including area code

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value per share	STON	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.07. Submission of Matters to a Vote of Security Holders.

On July 27, 2021, the Company held its Annual Meeting. A total of 92,100,966 shares of the Company’s Common Stock were present or represented by proxy at the Annual Meeting, representing approximately seventy-eight and one-tenth percent (78.1%) of the outstanding Common Stock as of June 21, 2021, the record date for the Annual Meeting.

At the Annual Meeting, four (4) proposals were submitted for a vote of the Company’s stockholders, each of which was described in greater detail in the Company’s proxy statement for the Annual Meeting. The results of the voting on each proposal is as follows:

Proposal No. 1: The election of Andrew Axelrod, Spencer E. Goldenberg, David Miller, Stephen J. Negrotti, Kevin D. Patrick, Joseph M. Redling and Patricia D. Wellenbach as directors for terms that will expire at the Company’s 2022 Annual Meeting and until their successors shall have been duly elected and qualified. The stockholders elected the seven (7) directors by the following votes:

Name	For	Withheld	Broker Non-Votes
Andrew Axelrod	81,501,026	1,947,323	8,652,617
Spencer E. Goldenberg	81,078,988	2,369,361	8,652,617
David Miller	80,803,075	2,645,274	8,652,617
Stephen J. Negrotti	80,980,292	2,468,057	8,652,617
Kevin D. Patrick	82,698,540	749,809	8,652,617
Joseph M. Redling	82,699,059	749,290	8,652,617
Patricia D. Wellenbach	82,148,545	1,299,804	8,652,617

Proposal No. 2: The stockholders ratified Grant Thornton LLP as the Company’s independent registered accounting firm for the fiscal year ending December 31, 2021 by the following votes:

Votes For:	91,280,271
Votes Against:	786,850
Abstentions:	33,845

Proposal No. 3: The stockholders, in a non-binding advisory vote, approved the compensation of the Company’s named executive officers as disclosed in the proxy statement by the following votes:

Votes For:	82,353,402
Votes Against:	1,025,557
Abstentions:	69,390
Broker Non-Votes:	8,652,617

Proposal No. 4: The stockholders approved an amendment to the Company’s Certificate of Incorporation to increase the supermajority vote of stockholders required to approve certain matters from sixty-six and two-thirds percent (66-2/3%) to eighty-five percent (85%) by the following votes:

Votes For:	79,575,985
Votes Against:	3,836,585
Abstentions:	35,779
Broker Non-Votes:	8,652,617

SIGNATURES

Pursuant to the requirements of the Exchange Act, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 2, 2021		STONEMOR INC.
	By:	/s/ Austin K. So
Austin K. So
Senior Vice President, Chief Legal Officer and Secretary